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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):          JUNE 1, 2005

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            0-27121                                   35-2208007
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   (Commission File Number)                (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA                90212
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective June 1, 2005, Superior Galleries, Inc. (the "Company") appointed Lawrence F. Abbott as Executive Vice President and Chief Sales Officer and entered into an Employment Agreement with Mr. Abbott. The disclosures contained in Item 5.02 of this report relating to this appointment and the Employment Agreement between the Company and Mr. Abbott are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective June 1, 2005, the Board of Directors of the Company removed Michael J. Wolfe from the positions of Executive Vice President and Chief Operating Officer and appointed him as the Company's Vice President of Marketing and Business Development, which is not an executive officer position. The position of Chief Operating Officer was not filled Board of Directors and remains vacant.

         On June 1, 2005, the Board of Directors of the Company appointed Lawrence F. Abbott as the Executive Vice President and Chief Sales Officer of the Company and entered into an Employment Agreement (the "Agreement") with Mr. Abbott. Pursuant to such Agreement, Mr. Abbott will receive an annual base salary of $200,000, with the opportunity to earn annual bonuses of up to 150% of his base salary, plus options to purchase up to 100,000 shares of the Company's common stock at an exercise price of $4.00 share. The options vest in equal installments over four years, expire on May 31, 2014 and bear piggyback registration rights. Mr. Abbott will also receive a signing bonus of $25,000, which shall be payable in the two pay periods immediately following his 30th day of employment with the Company, and which shall be refundable in the event Mr. Abbott resigns or is terminated for cause within one year of commencing employment. The Agreement provides that the Company shall indemnify Mr. Abbott for any liability, claim or cost resulting from acts or omissions occurring in the course of his employment with the Company, however this indemnification obligation does not cover wrongful acts by Mr. Abbott. Under the Agreement the Company also agrees to maintain directors and officers liability insurance covering Mr. Abbott during the term of his employment. Additionally, the Agreement provides that the Company may terminate Mr. Abbott's employment for Cause, as defined in the Agreement, at any time, and may terminate Mr. Abbott's employment without Cause upon 15 days' written notice to Mr. Abbott. The term of the Agreement is three years.

         Mr. Abbott's career in numismatics has spanned over 23 years, beginning in 1982 as an independent wholesale dealer. From 1999 through May 2005, Mr. Abbott worked at Heritage Galleries & Auctioneers, the largest rare coin dealer and auctioneer in the U.S., where he served as Executive Vice President, Director of Collector Sales and Senior Numismatist. In 1992, Mr. Abbott purchased a partnership interest in Rare Coin Galleries of Seattle, Inc. where he served as President and general manager for five years. Before deciding to devote his career to numismatics, Mr. Abbott honed his business and investment skills as an NASD Series 7 licensed securities broker.


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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

              Exh. No.          Description
              --------          -----------

              10.1 Employment Agreement by and among the Company and Lawrence F. Abbott dated June 1, 2005.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 6, 2005                     SUPERIOR GALLERIES, INC.

                                          By: /s/ Paul Biberkraut
                                              ----------------------------------
                                              Paul Biberkraut
                                              Chief Financial Officer, Executive
                                              Vice President and Secretary

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                  EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

                  Number   Description
                  ------   -----------

                  10.1 Employment Agreement by and among the Company and Lawrence F. Abbott dated June 1, 2005.


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